THE KP FUNDS

KP Large Cap Equity Fund

(the “Fund”)

Supplement dated January 13, 2020

to the Summary Prospectus dated May 1, 2019, as supplemented (the “Summary Prospectus”)

This supplement provides new and additional information beyond that contained in the Summary Prospectus and should be read in conjunction with the Summary Prospectus.

Effective immediately, Katherine Cannan has been appointed a portfolio manager of the Fund. Accordingly, the Summary Prospectus is supplemented as follows:

1.	The disclosure under the heading “MFS Investment Management” on page 13 is deleted and replaced with the following:

“Katherine Cannan, Investment Officer and Portfolio Manager, has managed the portion of the Fund’s assets allocated to MFS since December 2019.

Nevin Chitkara, Investment Officer and Portfolio Manager, has managed the portion of the Fund’s assets allocated to MFS since the Fund’s inception in 2014.

Steven Gorham, CFA, Investment Officer and Portfolio Manager, has managed the portion of the Fund’s assets allocated to MFS since the Fund’s inception in 2014.”

Please retain this supplement for future reference.

KPF-SK-048-0100